Exhibit 99.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”), dated as of April 19, 2006, among TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the “Servicer”), TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (the “Seller”), TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (the “Trust”), and THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

BACKGROUND

A.            The Servicer, the Seller, the Trust and the Indenture Trustee are party to that certain Amended and Restated Sale and Servicing Agreement dated as of May 26, 2005 (as amended or otherwise modified, the “Sale and Servicing Agreement”).

B.            The Seller and the Servicer have made a request to amend certain provisions of the Sale and Servicing Agreement pursuant to Section 8.1(b) of the Sale and Servicing Agreement, which permits an amendment of the Sale and Servicing Agreement without the consent of any of the Interestholders of any outstanding Series so long as (i) the Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that the amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and (ii) the Rating Agency Condition is satisfied.

C.            The parties hereto are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.               Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

Section 2.               Amendments to the Sale and Servicing Agreement.

(a)           Section 1.1 of the Sale and Servicing Agreement is hereby amended by adding clause (i) below in sequential order to the definition of “Product Line Concentration Limit” and causing existing clause (i) to become clause (j) and each clause thereafter in the definition of “Product Line Concentration Limit” to be re-lettered accordingly:

(i)            ten percent (10%) of the outstanding balance of principal receivables used in calculating the Unadjusted Net Pool Balance as of the last day of the Collection Period preceding such date if such product line is technology finance, provided that the Rating Agency Condition is satisfied with respect to the initial inclusion of such product line;

(b)           Section 3.3(b)(iv) of the Sale and Servicing Agreement is hereby amended by restating such Section in its entirety as follows:

(iv)          the aggregate principal balance of all receivables in the Trust Estate included in the calculation of the Unadjusted Net Pool Balance that are scheduled payment plan receivables does not exceed 15% of the Net Pool Balance on such date;

Section 3.               Covenants, Representations and Warranties.

(a)           Upon the effectiveness of this Amendment, each of the Servicer, the Seller and the Trust hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Basic Documents and agrees that all such covenants, representations and warranties (except to the extent such representations and warranties related to a specific date) shall be deemed to have been re-made as of the date of this Amendment.

(b)           Each of the Servicer, the Seller and the Trust hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.

Section 4.               Conditions Precedent.  This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent:

(a)           Executed Amendment.  Receipt by the Indenture Trustee of a copy of this Amendment duly executed by each of the parties hereto;

(b)           Servicer Officer’s Certificate.  The Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that this Amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series; and

(c)           Rating Agency Condition.  The Rating Agency Condition is satisfied.

Section 5.               Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.               Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 7.               Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 8.               Instruction to Owner Trustee.  Each of the Servicer and the Seller hereby instructs the Owner Trustee to execute, in its capacity as Owner Trustee and on behalf of the Trust, this Amendment and to execute each other document and take any and all additional action as may be required in connection with the transactions contemplated by this Amendment.  Each of the Servicer and the Seller hereby certifies that the above-referenced actions are duly authorized pursuant to and in accordance with the Trust Agreement and do not require the consent, waiver or agreement of any Person not a signatory hereto.  Each of the Servicer and the Seller agree that all action taken by the Owner Trustee in connection with this Amendment is covered by the fee and indemnification provisions set forth in the Trust Agreement and that SunTrust Delaware Trust Company shall be fully indemnified by the Servicer or the Seller in connection with action taken pursuant to this Amendment and the transactions contemplated hereby.

Section 9.               Limitation of Owner Trustee and Indenture Trustee Liability.

(a)           It is expressly understood and agreed by the parties that with respect to the execution of this Amendment by SunTrust Delaware Trust Company, as Owner Trustee and for the Trust (i) this Amendment is executed and delivered by SunTrust Delaware Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by SunTrust Delaware Trust Company but is made and intended for the purpose for binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on SunTrust Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall SunTrust Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other related documents.

(b)           It is expressly understood and agreed by the parties that with respect to the execution of this Amendment by The Bank of New York (i) this Amendment is executed and delivered by The Bank of New York, not individually or personally, but solely as Indenture Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Indenture, (ii) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iii) under no circumstances shall The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other related documents.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEXTRON FINANCIAL CORPORATION,
as Servicer

By:	/s/ Eric J. Karlson
Name: Eric J. Karlson
Title: Managing Director Capital Markets

TEXTRON RECEIVABLES CORPORATION III,
as Seller

By:	/s/ Eric J. Karlson
Name: Eric J. Karlson
Title: Assistant Secretary

TEXTRON FINANCIAL FLOORPLAN MASTER
NOTE TRUST

By:	SUNTRUST DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner
Trustee

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Trust Officer

THE BANK OF NEW YORK, not in its individual
capacity but solely as Indenture Trustee

By:	/s/ Ryan Bittner
Name: Ryan Bittner
Title: Assistant Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Sale and Servicing Agreement